SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 17, 2002

BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1.

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-07                 13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Busines Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent. On June 17, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 17, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee and Collateral Agent under the Agreement referred to herein



Date:  June 19, 2002              By: /s/   Randy Kahn
                                       ------------------------------------
                                        Randy Kahn
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1

                         Statement to Certificateholders
                                 June 17, 2002


                        ABFS MORTGAGE LOAN TRUST 2002-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                June 17, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       107,527,000.00    103,038,865.89    3,854,508.36     191,738.16     4,046,246.52    0.00        0.00        99,184,357.53
A2        38,958,000.00     38,958,000.00            0.00     131,158.60       131,158.60    0.00        0.00        38,958,000.00
A3        57,167,000.00     57,167,000.00            0.00     226,286.04       226,286.04    0.00        0.00        57,167,000.00
A4        63,457,000.00     63,457,000.00            0.00     296,661.48       296,661.48    0.00        0.00        63,457,000.00
A5        52,891,000.00     52,891,000.00            0.00     286,933.68       286,933.68    0.00        0.00        52,891,000.00
R                  0.00              0.00            0.00           0.00             0.00    0.00        0.00                 0.00
X                  0.00              0.00            0.00           0.00             0.00    0.00        0.00                 0.00
TOTALS   320,000,000.00    315,511,865.89    3,854,508.36   1,132,777.96     4,987,286.32    0.00        0.00       311,657,357.53
                                                                                             0.00        0.00
AIO       32,000,000.00     32,000,000.00            0.00     266,666.67       266,666.67    0.00        0.00        32,000,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1       000759CB4      958.26039869     35.84688832     1.78316293   37.63005124         922.41351037
A2       000759CC2    1,000.00000000      0.00000000     3.36666667    3.36666667       1,000.00000000
A3       000759CD0    1,000.00000000      0.00000000     3.95833330    3.95833330       1,000.00000000
A4       000759CE8    1,000.00000000      0.00000000     4.67500008    4.67500008       1,000.00000000
A5       000759CF5    1,000.00000000      0.00000000     5.42500009    5.42500009       1,000.00000000
TOTALS                  985.97458091     12.04533863     3.53993113   15.58526975         973.92924228

AIO      000759CG3    1,000.00000000      0.00000000     8.33333344    8.33333344       1,000.00000000

-----------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------

A1        0.000000 %    0.000000 %      0.000000 %
A2        4.040000 %    4.040000 %      4.040000 %
A3        4.750000 %    4.750000 %      4.750000 %
A4        5.610000 %    5.610000 %      5.610000 %
A5        6.510000 %    6.510000 %      6.510000 %

AIO      10.000000 %   10.000000 %     10.000000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Randy  Kahn
JPMorgan Chase Bank - Structured Finance Services
450 West 33rd St, 14 Fl,
New York, New York 10001
Tel: (212) 946-3216
Fax: (212) 946-8302
Email: Randy.Kahn@Chase.com

